UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR/A

AMENDED CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number:	811-750
Exact name of registrant as specified in charter:	Delaware Group Equity Funds II
Address of principal executive offices:	2005 Market Street Philadelphia, PA 19103
Name and address of agent for service:	Richelle S. Maestro, Esq. 2005 Market Street Philadelphia, PA 19103
Registrant's telephone number, including area code:	(800) 523-1918
Date of fiscal year end:	November 30
Date of reporting period:	November 30, 2004

DELAWARE GROUP EQUITY FUNDS II

Delaware Value Fund
(formerly Delaware Diversified Value Fund)
(the "Fund")

Supplement to the Fund's Annual Report dated January 28, 2005 for the fiscal year-ending November 30, 2004

The following information replaces the first and second paragraphs under the section titled "Notes to Financial Statements" on page 13:

Delaware Group Equity Funds II (the "Trust") is organized as a Delaware statutory trust and offers three series: Delaware Value Fund (formerly Delaware Diversified Value Fund), Delaware Large Cap Value Fund (formerly Delaware Decatur Equity Income Fund) and Delaware Social Awareness Fund. These financial statements and related notes pertain to Delaware Value Fund (the "Fund"). The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Class A, Class B, Class C, Class R and Institutional Class shares. Class A shares are sold with a front-end sales charge of up to 5.75%. Class B shares are sold with a contingent deferred sales charge that declines from 4%to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately 8 years after purchase. Class C shares are sold with a contingent deferred sales charge of 1%, if redeemed during the first twelve months. Class R and Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to a limited group of investors. As of November 30, 2004, Class R shares have not commenced operations.

The investment objective of the Fund is to achieve long-term capital appreciation.

This Supplement is dated March 7, 2005.